Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
LEASES

NOTE 13:- LEASES

The Company’s leases include offices and warehouses for its facilities worldwide, as well as car leases, which are all classified as operating leases. Certain leases include renewal options that are subject to the Company’s sole discretion. The renewal options were included in the right of use (“ROU”) and liability calculation if it was reasonably certain that the Company will exercise the option.

The components of lease expenses for the years ended December 31, 2024, 2023 and 2021 were as follows:

	Year ended December 31,
	2024	2023	2022

Operating lease	$4,028	$5,566	$6,126
Short-term lease	111	80	297

Total lease expense	$4,139	$5,646	$6,423

Cash paid for amounts included in the measurement of operating lease liabilities was $4,476, $5,742 and $6,282 during the years ended December 31, 2024, 2023 and 2022, respectively.

The Company’s operating lease agreements have remaining lease terms ranging from one to four years. Some of these agreements include allowances, such as the Company’s option to extend the leases for additional terms of up to five years.

As of December 31, 2024 and 2023, the weighted average remaining lease term is approximately 7.29 and 7.8 years, respectively, and the weighted average discount rate is 5.4 and 3.4 percent, respectively. The discount rate was determined based on the estimated collateralized borrowing rate of the Company, adjusted to the specific lease term and location of each lease.

Maturities of operating lease liabilities as of December 31, 2024 were as follows:

2025	$4,173
2026	3,594
2027	3,096
2028	2,645
2029	2,637
Thereafter	6,094

Total operating lease payments	$22,239

Less - imputed interest	(3,863)

Present value of future lease payments	$18,376

For the year ended December 2023, an impairment loss of $1,118 was recorded as a result of the Company’s restructuring. (see Note 2ad).